UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------

                   Date of Report
                   (Date of earliest
                   event reported):        October 18, 2005


                          Journal Communications, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                       1-31805                     20-0020198
---------------               ----------------                 ----------
(State or other               (Commission File                (IRS Employer
jurisdiction of                    Number)                  Identification No.)
incorporation)


                333 West State Street, Milwaukee, Wisconsin 53203
              -----------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 224-2616
                         -------------------------------
                         (Registrant's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)

Item 2.02.     Results of Operations and Financial Condition.
---------      ---------------------------------------------

               On October 18, 2005, Journal Communications, Inc. issued a press release announcing financial results for its third quarter ended September 25, 2005. A copy of the press release is furnished as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01.     Financial Statements and Exhibits.
----------     ----------------------------------

               (a)  Not applicable.

               (b)  Not applicable.

               (c)  Exhibits.   The  following   exhibits  are  being  furnished
                    herewith:

                    (99) Press release of Journal  Communications,  Inc.,  dated
                         October 18, 2005.


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


                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          JOURNAL COMMUNICATIONS, INC.



Date:  October 18, 2005                    By: /s/ Paul M. Bonaiuto
                                              ----------------------------------
                                              Paul M. Bonaiuto
                                              Executive Vice President and
                                              Chief Financial Officer


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


                          JOURNAL COMMUNICATIONS, INC.

                            EXHIBIT INDEX TO FORM 8-K
                          Report Dated October 18, 2005


Exhibit No.
-----------

        (99) Press release of Journal Communications, Inc., dated October 18, 2005.


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